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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4, of our reports dated February 20, 1997, included in MFS Communications Company, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP

Omaha, Nebraska,

January 8, 1998.